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                                                                   EXHIBIT 10.18

CONFIDENTIAL TREATMENT REQUESTED BY NINETOWNS DIGITAL WORLD TRADE HOLDINGS LIMITED. THIS EXHIBIT HAS BEEN REDACTED. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                             SUPPLEMENTAL AGREEMENT

                           OF THE FRANCHISE AGREEMENT

      CONCERNING THE FRANCHISE AGREEMENT OF "IDECLARE.CIQ" ENTERPRISE SOFTWARE MADE BY BEIJING NINETOWNS PORTS SOFTWARE AND TECHNOLOGY CO., LTD. WITH ITS FRANCHISEE, SINCE THE CONTENTS OF PART OF THE PROVISIONS OF THE ORIGINAL FRANCHISE AGREEMENT DID NOT CORRESPOND TO THE ORIGINAL INTENTION, THIS SUPPLEMENTAL AGREEMENT IS HEREBY MADE IN ORDER TO SPECIFY THE ORIGINAL INTENTION OF THE FRANCHISE AGREEMENT.

PARTY A:    BEIJING NINETOWNS PORTS SOFTWARE AND TECHNOLOGY CO., LTD.

ADDRESS: 5TH FLOOR, UNION PLAZA, 20 CHAOWAI STREET, CHAOYANG DISTRICT, BEIJING 100020, THE PEOPLE'S REPUBLIC OF CHINA

ZIP CODE:   100020                    TELEPHONE:                    010-65887788

PARTY B:    SHENZHEN NINETOWNS ENKE SOFTWARE TECHNOLOGY CO., LTD.

ADDRESS: B203, SHENZHEN TECH-INNOVATION INTERNATIONAL, SCIENCE & TECHNOLOGY PARK, NANSHAN DISTRICT, SHENZHEN, GUANGDONG PROVINCE, THE PEOPLE'S REPUBLIC OF CHINA

ZIP CODE:   518057                    TELEPHONE:                   0755-26727217

1.          PRODUCT SETTLEMENT PRICE

            THE SPECIFIC SETTLEMENT PRICE IS AS FOLLOWS:

THE FIXED SELLING PRICE OF PARTY A'S PRODUCTS (INCLUDING SOFTWARE ONLY) TO PARTY B IS *********, WHICH DOES NOT INCLUDE THE SOFTWARE FEE AND SERVICE FEE AS DESCRIBED IN THE ORIGINAL AGREEMENT.

THIS SUPPLEMENTAL AGREEMENT TAKES EFFECT AFTER BEING SIGNED AND SEALED BY BOTH PARTIES.

PARTY A: BEIJING NINETOWNS PORTS SOFTWARE PARTY B: SHENZHEN NINETOWNS ENKE
         AND TECHNOLOGY  CO., LTD.                 SOFTWARE TECHNOLOGY CO., LTD.
         [SEAL]                                    [SEAL]

PARTY A'S REPRESENTATIVE (SEAL):          PARTY B'S REPRESENTATIVE (SEAL):
                                          HONGMEI TIAN [SEAL]

DATE: APRIL 22, 2004                      DATE: APRIL 22, 2004

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